UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 28, 2024

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE SECURITIES EXCHANGE ACT OF 1934:

Title of Each Class	Symbol	Name of Exchange on which Registered
Common Units Representing Limited Liability Company Interests	ENLC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.01	Changes in Control of Registrant.

On August 28, 2024, GIP III Stetson I, L.P. (“GIP Stetson I”) and GIP III Stetson II, L.P. (“GIP Stetson II” and together with GIP Stetson I, collectively, the “Sellers”), each of which is an affiliate of Global Infrastructure Management, LLC, entered into a Purchase Agreement with ONEOK, Inc. (the “Purchaser”), pursuant to which the Purchaser agreed to acquire, in the aggregate, all of the equity interests held by the Sellers in (i) EnLink Midstream, LLC (“ENLC”) and (ii) EnLink Midstream Manager, LLC, the managing member of ENLC (the “Manager”) (collectively, the “Transaction”). The Sellers and the Purchaser have indicated that they expect the closing of the Transaction, which is subject to the satisfaction or waiver of customary closing conditions, including regulatory approval, to occur during the fourth quarter of 2024. If the Transaction is completed, then the Purchaser will control the Manager, ENLC and ENLC’s subsidiaries.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the federal securities laws. These statements are based on certain assumptions made by ENLC based upon management’s experience and perception of historical trends, current conditions, expected future developments, and other factors ENLC believes are appropriate in the circumstances. All statements, other than statements of historical fact, included in this Current Report constitute forward-looking statements, including but not limited to statements identified by the words “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” “expect”, “continue,” and similar expressions. Such forward-looking statements include, but are not limited to, statements with respect to the closing of the Transaction and the timing of the closing of the Transaction. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of ENLC, which may cause the actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include, but are not limited to, risks discussed in ENLC’s filings with the Securities and Exchange Commission. ENLC disclaims any intention or obligation to update or revise any forward-looking statements or information, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC, its Managing Member

Date: August 28, 2024	By:	/s/ Benjamin D. Lamb
Benjamin D. Lamb
Executive Vice President and Chief Financial Officer